Security Information








Security Purchased


Cusip
400506101


Issuer
GRUPO AEROPORTUARIO DE PACIFICO


Underwriters
CSFB, Citigroup, DBSI, Santander Investment
Securities


Years of continuous operation, including predecessors
> 3 years


Ticker
PAC US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/24/2006


Total dollar amount of offering sold to QIBs
 $
609,540,000


Total dollar amount of any concurrent public
offering
 $
-


Total
 $
609,540,000


Public offering price
 $
21.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $
0.23


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DVS I Global Opportunities VIP
Boston
                        12,800
 $                   268,800
0.04%



DWS Emerging Markets Equity Fund
Boston
                          8,900
 $                   186,900
0.03%



DWS Global Opportunities Fund
Boston
                        26,400
 $                   554,400
0.09%



DWS Global Thematic Fund
Boston
                        26,500
 $                   556,500
0.09%



Chicago Funds







DVS II Global Thematic VIP
Chicago
2,700
 $                     56,700
0.01%



New York Funds







DWS Latin America Equity Fund
New York
                        24,600
 $                   516,600
0.08%



Total

101,900
 $                 2,139,900
0.35%













Security Information








Security Purchased


Cusip
4491304006


Issuer
HYNIX SEMICONDUCTOR


Underwriters
Citigroup, CSFB, DBSI, Merrill Lynch, Woori
Investment & Securities Co


Years of continuous operation, including predecessors
> 3 years


Ticker
HYNX


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/26/2005


Total dollar amount of offering sold to QIBs
 $
1,207,744,000


Total dollar amount of any concurrent public
offering
 $
-


Total
 $
1,207,744,000


Public offering price
 $
18.43


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Emerging Markets Growth Fund
Boston
                        83,000
 $                 1,530,022
0.13%



Scudder Global Fund
Boston
                      345,200
 $                 6,363,417
0.53%



Chicago Funds







Scudder Technology Fund
Chicago
666,000
 $               12,277,044
1.02%



SVS II Technology Growth Portfolio
Chicago
105,700
 $                 1,948,474
0.16%



SVS II Global Blue Chip Portfolio
Chicago
31,400
 $                   578,828
0.05%



Total

1,231,300
 $               21,167,762
1.75%